UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington D. C. 20549



                                    Form 8-K



                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934





        Date of Report (Date of earliest event reported):  April 27, 1998



                      NORWEST ASSET SECURITIES CORPORATION

             Mortgage Pass-Through Certificates, Series 1998-7 Trust

             (Exact name of registrant as specified in its charter)


New York (governing law of
        333-45021-02
           52-2094627
Pooling and Servicing Agreement)
    (Commission
            (I.R.S. Employer

(State or other
                     File Number)
            Identification No.)

jurisdiction




       c/o Norwest Bank Minnesota, N.A.


       7485 New Horizon Way


       Frederick, Maryland
                                   21703

       (Address of principal executive offices)
             (Zip Code)



       Registrant's telephone number, including area code:  (301) 696-7900



          Former name or former address, if changed since last report)


ITEM 5.  Other Events



On April 27, 1998 a distribution was made to holders of NORWEST ASSET SECURITIES CORPORATION, Mortgage Pass-Through Certificates, Series 1998-7 Trust.




  ITEM 7.  Financial Statements and Exhibits





        (c)  Exhibits furnished in accordance with Item 601(a) of Regulation S-K





             Exhibit Number                      Description





             EX-99.1
   Monthly report distributed to holders of Mortgage

                           Pass-Through Certificates, Series 1998-7 Trust,
                              relating to the April 27, 1998 distribution.




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                       NORWEST ASSET SECURITIES CORPORATION
              Mortgage Pass-Through Certificates, Series 1998-7 Trust

          By:   Norwest Bank Minnesota, N.A., as Master Servicer

          By:   /s/ Sherri J. Sharps, Vice President

          By:   Sherri J. Sharps, Vice President

          Date: 5/1/1998



                                INDEX TO EXHIBITS





Exhibit Number                   Description





EX-99.1
        Monthly report distributed to holders of Mortgage Pass-Through
                Certificates, Series 1998-7 Trust, relating to the April 27, 1998 distribution.